STATEMENTS OF OPERATION (Unaudited) - Winvests Group Ltd [Member] - USD ($)	3 Months Ended		6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021	Jun. 30, 2022	Jun. 30, 2021
Revenue	$ 4,000		$ 4,000
Operating expenses:
Administrative expenses	57,949	38,176	207,966	45,753
Amortization of intangible assets	42,090		42,090
Total operating expenses	100,039	38,176	250,056	45,753
Loss from operations	(96,039)	(38,176)	(246,056)	(45,753)
Other (expense) income:
Interest expense	(192)		(192)
Other income	129		129
Other expenses, net	(63)		(63)
Net loss	$ (96,102)	$ (38,176)	$ (246,119)	$ (45,753)
Basic and diluted loss per common share	$ (5.66)	$ (0.02)	$ (14.70)	$ (0.02)
Weighted average number of shares outstanding	16,966	2,081,364	16,744	2,081,364